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                                                               EXHIBIT 10(e)(ii)


                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         c/o Prudential Capital Group
                        One Gateway Center, 11th Floor
                         7-45 Raymond Boulevard West
                        Newark, New Jersey  07102-5312


                                                April 4, 1996


Crown Crafts, Inc.
1600 Riveredge Parkway
Suite 200
Atlanta, GA  30328
Attention:  Paul A. Criscillis, Jr.,
            Vice President


Ladies and Gentlemen:

        Reference is made to that certain Note Agreement dated as of October 12, 1995 (the "Note Agreement"), between Crown Crafts, Inc. (the "Company") and The Prudential Insurance Company of America ("Prudential"). Terms not otherwise defined herein are used herein with the respective definition given them in the Note Agreement.

        Pursuant to paragraph 11C of the Note Agreement and as holder of all of the Notes, Prudential hereby agrees with the Company as follows:

        1. Section 6A(iv) of the Note Agreement is hereby amended and restated in its entirety as follows:

                "(iv) Consolidated EBIT to be less than the following percentages of Fixed Charges as of the dates shown:



                                 DATE                   PERCENTAGE
                                 ----                   ----------

                                 3/31/96                    150%
                                 6/30/96                    130%
                                 9/30/96                    120%
                                 12/31/96                   130%
                                 3/31/97 & thereafter       175%

        2. Prudential further agrees that the December 18, 1990 note agreement by and between Prudential and the Company is hereby amended to the same extent as the Note Agreement is amended in paragraph 1 above.
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Crown Crafts, Inc.
April 4, 1996
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        3.      Except to the extent amended by the provisions hereof, all of the terms, conditions and obligations of the Note Agreement shall remain in full force and effect.

        If you agree to the foregoing, please sign each copy of this letter enclosed and return two of them to Prudential, at which time this letter shall become a binding agreement between us as of the date first above written.


                                        Very truly yours,


                                        THE PRUDENTIAL INSURANCE
                                            COMPANY OF AMERICA


                                        By: /s/ Robert R. Derrick
                                           ---------------------------
                                           Name:  Robert R. Derrick
                                           Title:  Senior Vice President



Agreed to and accepted
as of April 12, 1996

CROWN CRAFTS, INC.


By:/s/ Paul A. Criscillis, Jr.
   ---------------------------
   Name:  Paul A. Criscillis, Jr.
   Title:  Vice President, Chief Financial Officer